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                                                                AUGUST 11, 1999

                       TENTH AMENDMENT TO LOAN AGREEMENT


         THIS TENTH AMENDMENT TO LOAN AGREEMENT (this "TENTH AMENDMENT"), is dated for reference purposes only as of August 11, 1999 by and among lenders party hereto from time to time ("LENDERS"), FirstCity Financial Corporation ("BORROWER"), a Delaware corporation, with its principal place of business at 6400 Imperial Drive, P.O. Box 8216, Waco, Texas 76714, and Bank of Scotland ("AGENT"), acting through its branch in New York, New York, a foreign banking corporation incorporated under the laws of Scotland with its principal place of business at 565 Fifth Avenue, New York, New York 10017, as administrative agent, managing agent and collateral agent on behalf of Lenders.

                                   RECITALS:

         A. Borrower and Bank of Scotland have entered into that certain Loan Agreement dated as of April 8, 1998, as amended by First Amendment to Loan Agreement by and between Borrower and Bank of Scotland, as amended by Second Amendment to Loan Agreement dated as of August 12, 1998 by and among Borrower, Bank of Scotland, individually, Lenders and Agent, as amended by Third Amendment to Loan Agreement dated as of September 29, 1998, as amended by Fourth Amendment to Loan Agreement dated as of November 17, 1998, as amended by Fifth Amendment to Loan Agreement dated as of February 17, 1999, as amended by Sixth Amendment to Loan Agreement dated as of April 30, 1999, as amended by Seventh Amendment to Loan Agreement dated as of June 30, 1999, as amended by Eighth Amendment to Loan Agreement dated as of July 30, 1999, as amended by Ninth Amendment to Loan Agreement dated as of August 6, 1999 (collectively, the "EXISTING LOAN AGREEMENT") pursuant to which Lenders have agreed to provide Borrower with a revolving credit facility.

         B. Borrower and Lenders have agreed to amend the Existing Loan Agreement to, inter alia, (i) extend the maturity date, (ii) increase the maximum principal amount of the loans, (iii) adjust the Interest Rate, and (iv) provide for an additional fee.

         NOW THEREFORE, in consideration of any loan, advance, extension of credit and/or other financial accommodation at any time made by Lenders to or for the benefit of Borrower, and of the promises set forth herein, the parties hereto agree as follows:

1.       RECITALS, INCORPORATION.

         (a) Recital Representations. Borrower hereby represents and warrants to Lenders that the foregoing Recitals are (a) true and accurate and (b) an integral part of this Tenth Amendment. Borrower, Lenders and Agent hereby agree that all of the Recitals of this Tenth Amendment are hereby incorporated into this Tenth Amendment and made a part hereof.

         (b) Incorporation of Existing Loan Agreement. Any term not otherwise defined herein shall have the meaning set forth in the Existing Loan Agreement.

2. AMENDMENTS TO EXISTING LOAN AGREEMENT. The Existing Loan Agreement is hereby amended as follows:

         (a) The definition of "COMMITMENT PERCENTAGE" in the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:


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             "COMMITMENT PERCENTAGE" SHALL HAVE THE MEANING SET FORTH IN
             SECTION 2.3, AND SHALL BE COMPRISED OF THE TRANCHE A LOAN COMMITMENT PERCENTAGE, THE TRANCHE B LOAN COMMITMENT PERCENTAGE AND THE TRANCHE C LOAN COMMITMENT PERCENTAGE.

         (b) The definition of "ELIGIBLE NOTES" in the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

             "ELIGIBLE NOTE" SHALL MEAN ANY ONE OR MORE NEGOTIABLE PROMISSORY NOTES MADE BY A PRIMARY OBLIGOR PAYABLE TO THE ORDER OF BORROWER, IN FORM AND SUBSTANCE ACCEPTABLE TO AGENT, IN ITS SOLE AND EXCLUSIVE DISCRETION, WHICH NOTE: (A) HAS BEEN PLEDGED TO AGENT PURSUANT TO THE NOTE PLEDGE AGREEMENT BY AND BETWEEN BORROWER AND AGENT; (B) HAS BEEN DELIVERED TO AGENT BY BORROWER; (C) HAS BEEN ENDORSED BY BORROWER PAYABLE TO THE ORDER OF AGENT; (D) FOR WHICH BORROWER HAS DELIVERED TO AGENT AN AGREEMENT AND ESTOPPEL CERTIFICATE FROM THE MAKER THEREOF, ALL IN FORM AND SUBSTANCE ACCEPTABLE TO AGENT IN ITS SOLE AND EXCLUSIVE DISCRETION; AND (E) THE REPRESENTATIONS AND WARRANTIES WITH RESPECT TO WHICH MADE IN THE APPLICABLE NOTE PLEDGE AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS.

         (c) The definition of "MATURITY DATE" in the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

             "MATURITY DATE": JUNE 30, 2000, OR SUCH EARLIER DATE AS ALL OF BORROWER'S OBLIGATIONS SHALL BE DUE AND PAYABLE BY ACCELERATION OR OTHERWISE.

         (d) The definition of "PRIME INTEREST RATE" in the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

             "PRIME INTEREST RATE": MEANS (I) ON ALL AMOUNTS OUTSTANDING UNDER TRANCHE A LOANS, A VARIABLE INTEREST RATE EQUAL TO THE PRIME RATE PLUS ONE AND ONE-HALF PERCENT (1.5%) PER ANNUM, AND (II) ON ALL AMOUNTS OUTSTANDING UNDER THE TRANCHE B LOANS AND/OR THE TRANCHE C LOANS, A VARIABLE INTEREST RATE EQUAL TO THE PRIME RATE PLUS FOUR PERCENT (4%) PER ANNUM.

         (e) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definitions:

             "AMENDED AND RESTATED NOTED PLEDGE AGREEMENT": THAT CERTAIN NOTE PLEDGE AGREEMENT BY AND BETWEEN BORROWER AND AGENT DATED AS OF AUGUST 11, 1999.

             "CONSUMER NOTE": THAT CERTAIN REVOLVING PROMISSORY NOTE MADE BY FC CONSUMER LENDING, PAYABLE TO THE ORDER OF BORROWER IN THE AMOUNT OF $5,000,000, AS SAID NOTE MAY HEREAFTER BE AMENDED, RESTATED, MODIFIED, SUPPLEMENTED, EXTENDED OR REPLACED.

             "EXTRAORDINARY TRANSACTION" SHALL MEAN: (A) A SALE, CONVEYANCE, LEASE, OR OTHER TRANSFER BY BORROWER, ANY PRIMARY OBLIGOR, OR ANY SECONDARY OBLIGOR OF ALL OR SUBSTANTIALLY ALL OF ITS ASSETS, NOT IN THE ORDINARY COURSE OF ITS BUSINESS; (B) A SALE, CONVEYANCE, OR OTHER TRANSFER OF ANY EQUITY INTERESTS (INCLUDING STOCK, PARTNERSHIP INTERESTS, MEMBERSHIP INTERESTS, TRUST INTERESTS, WARRANTS, OPTIONS OR DEBENTURES) IN ANY AFFILIATE BY BORROWER,



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             ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR; (C) ANY SALE,
             CONVEYANCE OR OTHER TRANSFER OF ANY INDEBTEDNESS DUE TO BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR FROM ANY AFFILIATE, INCLUDING BUT NOT LIMITED TO BONDS, NOTES, NOTE PURCHASE AGREEMENTS OR ANY OTHER INDEBTEDNESS, HOWSOEVER EVIDENCED; (D) ANY INDEBTEDNESS PERMITTED BY AGENT AND LENDERS (IN THEIR SOLE AND EXCLUSIVE DISCRETION) TO BE INCURRED BY BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR, EXCEPT FOR (I) INDEBTEDNESS TO BE INCURRED BY ANY SUBSIDIARY OF FC COMMERCIAL (WHICH SHALL ONLY HAVE RECOURSE TO THE PURCHASING ENTITY) IN CONNECTION WITH PURCHASE MONEY FINANCING (WHETHER SECURED OR UNSECURED) TO PARTIES (OTHER THAN AFFILIATES) AND (II) INDEBTEDNESS INCURRED UNDER THE EXISTING FACILITIES LISTED UNDER SCHEDULE 5.1(T) ATTACHED HERETO, INCURRED IN THE ORDINARY COURSE OF BUSINESS; (E) THE ISSUANCE OF ANY SECURITIES OF BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR; (F) THE SALE OR RETENTION OF IN EXCHANGE FOR CREDIT THEREFORE BY NOMURA SECURITIES (BERMUDA) LTD. ("NOMURA") OF ANY PURCHASED SECURITIES, AS DEFINED IN AND PURSUANT TO THE TERMS THE MASTER REPURCHASE AGREEMENT BY AND BETWEEN FC CAPITAL CORP. AND NOMURA (THE "FC CAPITAL REPURCHASE AGREEMENT") AND THE MASTER REPURCHASE AGREEMENT BY AND BETWEEN FIRSTCITY CONSUMER LENDING CORPORATION AND NOMURA (THE "FCCLC REPURCHASE AGREEMENT" AND, TOGETHER WITH THE FC CAPITAL REPURCHASE AGREEMENT, THE "REPURCHASE AGREEMENTS") ("SECURITIES SALE").

             "EXTRAORDINARY TRANSACTION PROCEEDS" SHALL MEAN THE CONSIDERATION PAID WITH RESPECT TO ANY EXTRAORDINARY TRANSACTION OR THE PROCEEDS OF ANY LOAN RECEIVED FROM ANY EXTRAORDINARY TRANSACTION, MINUS ONLY AMOUNTS FOR NECESSARY AND COMMERCIALLY REASONABLE EXPENSES INCURRED WITH RESPECT TO SUCH EXTRAORDINARY TRANSACTION, INCLUDING ATTORNEY'S FEES AND PAYMENT OF ANY INDEBTEDNESS SECURED TO BY ASSETS BEING CONVEYED PAYABLE TO ANY INDEPENDENT THIRD PARTY LENDER TO SECURE A RELEASE OF LIEN ON SUCH ASSETS BEING CONVEYED.

             "TENTH AMENDMENT": THE TENTH AMENDMENT TO LOAN AGREEMENT DATED FOR REFERENCE PURPOSES ONLY AS OF AUGUST 11, 1999 BY AND AMONG AGENT, LENDERS AND BORROWER.

             "TRANCHE A COMMITMENT": THE COMMITMENT OF LENDERS TO MAKE TRANCHE A LOANS, AS FURTHER DESCRIBED IN SECTION 2.3(a), AS MAY BE REDUCED PURSUANT TO THE TERMS OF SECTION 2.3(b).

             "TRANCHE A LOANS": LOANS TO BE MADE BY LENDERS TO BORROWER, MADE PURSUANT TO SECTION 2.1(a).

             "TRANCHE A NOTES": THOSE CERTAIN REVOLVING PROMISSORY NOTES OF BORROWER EXECUTED AND DELIVERED UNDER THIS AGREEMENT, PAYABLE TO THE RESPECTIVE LENDERS, ON OR BEFORE JUNE 30, 2000, EVIDENCING TRANCHE A LOANS MADE BY LENDERS TO BORROWER PURSUANT TO SECTION 2.1(a), AS SAID NOTES MAY HEREAFTER BE AMENDED, RESTATED, MODIFIED, SUPPLEMENTED, EXTENDED OR REPLACED.


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             "TRANCHE B COMMITMENT": THE COMMITMENT OF BANK OF SCOTLAND TO MAKE
             TRANCHE B LOANS, AS FURTHER DESCRIBED IN SECTION 2.3(a).

             "TRANCHE B LOANS": LOANS TO BE MADE BY BANK OF SCOTLAND TO BORROWER, IN THE MAXIMUM AMOUNT OF $5,000,000, MADE PURSUANT TO
             SECTION 2.1(b).

             "TRANCHE B NOTE": THAT CERTAIN REVOLVING PROMISSORY NOTE MADE BY BORROWER PAYABLE TO THE ORDER OF BANK OF SCOTLAND, EVIDENCING TRANCHE B LOANS MADE PURSUANT TO SECTION 2.1(b), AS SAID NOTE MAY HEREAFTER BE AMENDED, RESTATED, MODIFIED, SUPPLEMENTED, EXTENDED OR REPLACED.

             "TRANCHE C COMMITMENT" : THE COMMITMENT OF BANK OF SCOTLAND TO MAKE TRANCHE C LOANS, AS FURTHER DESCRIBED SECTION 2.3.

             "TRANCHE C LOANS ": LOANS TO BE MADE BY BANK OF SCOTLAND PURSUANT TO SECTION 2.1(c).

             "TRANCHE C NOTE": THAT CERTAIN REVOLVING PROMISSORY NOTE OF BORROWER EXECUTED AND DELIVERED UNDER THIS AGREEMENT, PAYABLE TO THE ORDER OF BANK OF SCOTLAND, EVIDENCING TRANCHE C LOANS MADE BY BANK OF SCOTLAND TO BORROWER PURSUANT TO SECTION 2.1(c), AS SAID NOTE MAY HEREAFTER BE AMENDED, RESTATED, MODIFIED, SUPPLEMENTED, EXTENDED OR REPLACED.

             "WARRANT AGREEMENT": THAT CERTAIN WARRANT AND REGISTRATION AGREEMENT DATED AS OF AUGUST 11, 1999 GRANTING BANK OF SCOTLAND, AS HOLDER, THE RIGHT TO PURCHASE 250,000 SHARES OF BORROWER'S COMMON STOCK.

         (f) Articles 2 and 3 of the Existing Loan Agreement are hereby deleted in their entirety and the following is substituted therefor:

             2. LOANS - GENERAL TERMS

                2.1. CREDIT FACILITIES.

                     (a) TRANCHE A LOANS. SUBJECT TO THE TERMS AND CONDITIONS
             HEREOF AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, EACH LENDER, SEVERALLY AND NOT JOINTLY, AGREES TO MAKE TRANCHE A LOANS TO BORROWER AT ANY TIME OR FROM TIME TO TIME AFTER THE DATE HEREOF TO BUT NOT INCLUDING THE MATURITY DATE. THE COMMITMENT OF ALL LENDERS TO MAKE TRANCHE A LOANS SHALL BE THE AMOUNT SET FORTH IN SECTION 2.3. A LENDER SHALL HAVE NO OBLIGATION AT ANY TIME TO MAKE ANY TRANCHE A LOANS IN EXCESS OF SUCH LENDER'S COMMITMENT SET FORTH IN SECTION 2.3. SUBJECT TO THE TERMS HEREOF, BORROWER MAY BORROW, REPAY AND REBORROW THE TRANCHE A LOANS; PROVIDED THAT, AT NO TIME SHALL THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOANS EXCEED THE MAXIMUM PRINCIPAL AMOUNT OF TRANCHE A LOANS DETERMINED IN ACCORDANCE WITH SECTION 2.2(a) NOR SHALL THE UNPAID PRINCIPAL BALANCE OF THE



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             TRANCHE A LOANS EXCEED THE OTHER LIMITATIONS SET FORTH HEREIN. THE
             OBLIGATION OF BORROWER TO REPAY THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS MADE TO IT BY EACH LENDER AND TO PAY INTEREST THEREON IS FURTHER EVIDENCED, IN PART, BY THE TRANCHE A NOTES.

                     (b) TRANCHE B LOANS. SUBJECT TO THE TERMS AND CONDITIONS
             HEREOF AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, BANK OF SCOTLAND AGREES TO MAKE TRANCHE B LOANS TO BORROWER AT ANY TIME OR FROM TIME TO TIME AFTER THE DATE HEREOF TO BUT NOT INCLUDING THE MATURITY DATE, IN AN AMOUNT NOT TO EXCEED $5,000,000. SUBJECT TO THE TERMS HEREOF, BORROWER MAY BORROW, REPAY AND REBORROW THE TRANCHE B LOANS; PROVIDED THAT, AT NO TIME SHALL THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE B LOANS EXCEED THE MAXIMUM PRINCIPAL AMOUNT OF TRANCHE B LOANS DETERMINED IN ACCORDANCE WITH SECTION 2.2(a), NOR SHALL THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE B LOANS EXCEED THE OTHER LIMITATIONS SET FORTH HEREIN. THE OBLIGATION OF BORROWER TO REPAY THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE B LOANS MADE TO IT BY BANK OF SCOTLAND AND TO PAY INTEREST THEREON IS FURTHER EVIDENCED, IN PART, BY THE TRANCHE B NOTE. THE PROCEEDS OF THE TRANCHE B LOANS SHALL BE USED SOLELY TO FUND ADVANCES BY BORROWER TO FC CONSUMER PURSUANT TO THE CONSUMER NOTE.

                     (c) TRANCHE C LOANS. SUBJECT TO THE TERMS AND CONDITIONS
             HEREOF AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, BANK OF SCOTLAND AGREES TO MAKE TRANCHE C LOANS TO BORROWER AT ANY TIME OR FROM TIME TO TIME AFTER THE DATE HEREOF TO BUT NOT INCLUDING THE MATURITY DATE, IN AN AMOUNT NOT TO EXCEED $7,000,000. SUBJECT TO THE TERMS HEREOF, BORROWER MAY BORROW, REPAY AND REBORROW THE TRANCHE C LOANS; PROVIDED THAT, AT NO TIME SHALL THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE C LOANS EXCEED THE MAXIMUM PRINCIPAL AMOUNT OF TRANCHE C LOANS DETERMINED IN ACCORDANCE WITH SECTION 2.2(a), NOR SHALL THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOANS EXCEED THE OTHER LIMITATIONS SET FORTH HEREIN. THE OBLIGATION OF BORROWER TO REPAY THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOANS MADE TO IT BY BANK OF SCOTLAND AND TO PAY INTEREST THEREON IS FURTHER EVIDENCED, IN PART, BY THE TRANCHE C NOTE.


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                2.2. MAXIMUM PRINCIPAL AMOUNT.

                     (a) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED
             HEREIN OR IN ANY OTHER LOAN DOCUMENT, BUT SUBJECT TO THE LIMITATIONS SET FORTH IN OTHER PROVISIONS OF THIS AGREEMENT, THE PRINCIPAL PORTION OF BORROWER'S LIABILITIES OUTSTANDING SHALL NOT EXCEED THE FOLLOWING AMOUNTS (THE "MAXIMUM PRINCIPAL AMOUNT"): (i) THE MAXIMUM PRINCIPAL AMOUNT OF TRANCHE A LOANS SHALL NOT EXCEED AT ANY TIME AND FROM TIME TO TIME AN AMOUNT EQUAL TO EACH LENDER'S COMMITMENT FOR TRANCHE A LOANS DETERMINED IN ACCORDANCE WITH
             SECTION 2.3; (ii) THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE B LOANS SHALL NOT EXCEED, AT ANY ONE TIME, THE LESSER OF (a) $5,000,000 OR (b) THE OUTSTANDING PRINCIPAL AMOUNT OF THE CONSUMER NOTE; AND (iii) UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOANS SHALL NOT EXCEED, AT ANY ONE TIME, $7,000,000. THE UNPAID PRINCIPAL BALANCE PLUS ALL ACCRUED BUT UNPAID INTEREST, FEES AND ALL OTHER SECURED OBLIGATIONS SHALL BE DUE AND PAYABLE IN FULL ON THE MATURITY DATE.

                     (b) IN THE EVENT THAT THE OUTSTANDING PRINCIPAL BALANCE OF
             THE TRANCHE A LOANS, TRANCHE B LOANS OR TRANCHE C LOANS EXCEED THE MAXIMUM PRINCIPAL AMOUNT THEREOF (INDIVIDUALLY AND NOT IN THE AGGREGATE) DETERMINED IN ACCORDANCE WITH SECTION 2.2(a), BORROWER SHALL PAY THE AMOUNT OF SUCH EXCESS TO AGENT (i) WITH RESPECT TO AMOUNTS BORROWED FROM TRANCHE A LOANS FOR THE RATABLE BENEFIT OF LENDERS AND (ii) WITH RESPECT TO AMOUNTS BORROWED UNDER TRANCHE B LOANS AND/OR TRANCHE C LOANS FOR THE SOLE BENEFIT OF BANK OF SCOTLAND, WITHOUT NOTICE OR DEMAND, AND ANY AMOUNT NOT SO PAID SHALL BEAR INTEREST AT THE DEFAULT RATE UNTIL PAID. THIS IS AN ABSOLUTE OBLIGATION TO PAY TO AGENT THE AMOUNT OF THE UNPAID PRINCIPAL BALANCE OF THE LOANS IN EXCESS OF SAID MAXIMUM PRINCIPAL AMOUNT, REGARDLESS OF THE CAUSE OF SUCH EXCESS.

                     (c) LIMITATIONS ON TRANCHE B LOANS AND TRANCHE C LOANS.

                         (i) IN ADDITION TO THE LIMITATIONS SET FORTH IN
                SECTION 2.2(a), NO PROCEEDS OF THE TRANCHE B LOANS OR THE TRANCHE C LOANS SHALL BE ADVANCED AT ANY TIME THAT LENDERS HAVE NOT FUNDED THEIR TOTAL TRANCHE A COMMITMENTS AND THAT THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOANS IS NOT THE MAXIMUM OUTSTANDING PRINCIPAL BALANCE PERMITTED HEREUNDER.

                         (ii) NO ADVANCES OF THE TRANCHE B LOANS OR THE TRANCHE
                C LOANS, IN THE AGGREGATE, SHALL BE MADE IN AN AMOUNT IN EXCESS OF $3,000,000 DURING ANY ONE CALENDAR MONTH.

                         (iii) NO ADVANCES OF TRANCHE B LOANS OR THE TRANCHE C
                LOANS IN EXCESS OF THE PRINCIPAL AMOUNT OF $3,000,000 SHALL BE MADE AT ANY TIME THAT THE OUTSTANDING PRINCIPAL BALANCE (DETERMINED IN DOLLAR EQUIVALENTS) UNDER THE INTERNATIONAL FACILITY EXCEEDS $4,000,000. AS USED HEREIN, THE "INTERNATIONAL FACILITY" MEANS THAT CERTAIN AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF DECEMBER 9, 1998 BY AND AMONG BANK OF SCOTLAND, FIRST CITY INTERNATIONAL CORPORATION, AND CRINOLINE INVESTMENTS, B.V., OF WHICH BORROWER IS A GUARANTOR OF PAYMENT AND PERFORMANCE OF ALL LIABILITIES AND OBLIGATIONS THEREUNDER.

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            2.3. LENDER'S COMMITMENTS.

                 (a) ON THE DATE HEREOF THE TOTAL COMMITMENT OF LENDERS IS $93,000,000. THE TRANCHE A COMMITMENT, AS OF THE DATE HEREOF IS $81,000,000, OF WHICH BANK OF SCOTLAND'S COMMITMENT IS $48,000,000 AND NATIONSBANK'S COMMITMENT IS $33,000,000. THE TRANCHE B COMMITMENT IS $5,000,000, AND THE TRANCHE C COMMITMENT IS $7,000,000. BANK OF SCOTLAND'S COMMITMENT PERCENTAGE RELATING TO TRANCHE A LOANS SHALL BE 59.259% AND NATIONSBANK'S COMMITMENT PERCENTAGE RELATING TO TRANCHE A LOANS SHALL BE 40.741%. BANK OF SCOTLAND'S COMMITMENT PERCENTAGE RELATING TO THE TRANCHE B LOANS AND THE TRANCHE C LOANS SHALL BE 100% AND NATIONSBANK SHALL HAVE NO COMMITMENT PERCENTAGE RELATING TO TRANCHE B LOANS OR TRANCHE C LOANS. THE COMMITMENT PERCENTAGE OF EACH LENDER MAY BE ADJUSTED IF A TRANSFER OCCURS IN ACCORDANCE WITH SECTION
         9.27. LENDERS' COMMITMENTS ARE SUBJECT TO THE MANDATORY REDUCTIONS SET FORTH IN SECTION 2.3(b).

                 (b) THE PAYMENT OF ANY EXTRAORDINARY TRANSACTION PROCEEDS PAID PURSUANT TO SECTION 3.3 SHALL PERMANENTLY REDUCE THE LENDER'S COMMITMENTS RELATING TO THE TRANCHE A LOANS, THE TRANCHE B LOANS OR THE TRANCHE C LOANS, AS APPLICABLE, SUCH AMOUNT MAY NOT BE REBORROWED AND THE MAXIMUM PRINCIPAL AMOUNT OF THE TRANCHE A LOANS, THE TRANCHE B LOANS, OR THE TRANCHE C LOANS, AS APPLICABLE, SHALL BE PERMANENTLY REDUCED BY SUCH AMOUNT.

            2.4. MATURITY DATE; TERMINATION OF LOANS. LENDERS' RESPECTIVE OBLIGATIONS TO MAKE ANY ADVANCE TO BORROWER PURSUANT TO THE PROVISIONS HEREOF SHALL BE IN EFFECT UNTIL THE MATURITY DATE, UNLESS SOONER TERMINATED BY LENDERS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, AN UNMATURED DEFAULT, OR PURSUANT TO THE TERMS HEREOF.

            2.5. AUTHORIZED DISBURSEMENT OF PROCEEDS. BORROWER HEREBY AUTHORIZES AND DIRECTS EACH LENDER AND AGENT TO DISBURSE, FOR AND ON BEHALF OF BORROWER AND FOR BORROWER'S ACCOUNT, THE PROCEEDS OF ANY LOANS TO SUCH PERSON AS BORROWER OR ANY DESIGNATED PERSON SHALL DIRECT. IN ADDITION TO ADVANCES OF LOAN PROCEEDS MADE PURSUANT TO A BORROWING REQUEST MADE BY BORROWER FROM TIME TO TIME, BORROWER HEREBY IRREVOCABLY AUTHORIZES EACH LENDER AND AGENT TO DISBURSE PROCEEDS OF THE LOANS TO PAY: (a) INTEREST WHICH IS ACCRUED BUT UNPAID AND WHICH IS DUE AND PAYABLE PURSUANT TO THE TERMS HEREOF AND OF THE NOTES UNTIL THE LOANS ARE PAID IN FULL; AND (b) FOR ANY AND ALL COSTS. THE EXECUTION OF THIS AGREEMENT BY BORROWER SHALL, AND HEREBY DOES, CONSTITUTE AN IRREVOCABLE DIRECTION AND AUTHORIZATION TO EACH LENDER AND AGENT SO TO DISBURSE SUCH FUNDS DESCRIBED IN THIS SECTION AND TO TREAT SUCH ADVANCES AS MONEY LOANED PURSUANT TO THIS AGREEMENT AND AS INDEBTEDNESS EVIDENCED BY THE NOTES. NO FURTHER DIRECTION OR AUTHORIZATION FROM BORROWER SHALL BE NECESSARY FOR LENDERS TO MAKE SUCH ADVANCES, AND ALL SUCH ADVANCES SHALL SATISFY, TO THE EXTENT SO DISBURSED, THE OBLIGATIONS OF BORROWER HEREUNDER AND SHALL BE EVIDENCED BY THE NOTES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LENDERS ARE UNDER NO DUTY OR OBLIGATION TO MAKE SUCH ADVANCES AND FAILURE TO MAKE SUCH ADVANCES SHALL NOT BE DEEMED TO BE A DEFAULT BY LENDERS OR IMPAIR ANY OF LENDERS' RIGHTS OR REMEDIES HEREUNDER.

            2.6. BORROWING PROCEDURE.

                 (a) BORROWING REQUEST. IN ORDER TO REQUEST AN ADVANCE, BORROWER SHALL HAND DELIVER OR TELECOPY TO AGENT A DULY COMPLETED BORROWING REQUEST NOT LATER THAN 11:00 A.M. NEW YORK TIME AT

         LEAST ONE (1) BUSINESS DAY BEFORE A PROPOSED ADVANCE. EACH BORROWING REQUEST SHALL BE IRREVOCABLE AND SHALL SPECIFY: (w) THE NUMBER AND LOCATION OF THE ACCOUNT TO WHICH FUNDS ARE TO BE DISBURSED; (x) THE DATE SUCH ADVANCE IS TO BE MADE (WHICH SHALL BE A BUSINESS DAY); (y) THE AMOUNT OF SUCH ADVANCE; AND (z) WHETHER THE ADVANCE IS TO BE TRANCHE A LOANS, TRANCHE B LOANS OR TRANCHE C LOANS; PROVIDED THAT BORROWER MAY NOT MAKE A BORROWING REQUEST FOR ANY TRANCHE B LOANS OR ANY TRANCHE C LOANS IF THE OUTSTANDING PRINCIPAL AMOUNT OF THE TRANCHE A LOANS IS LESS THAN THE MAXIMUM PRINCIPAL AMOUNT OF THE TRANCHE A LOANS, DETERMINED IN ACCORDANCE WITH SECTION 2.2(a). EACH BORROWING REQUEST RELATING TO A TRANCHE B LOANS SHALL BE ACCOMPANIED BY A CERTIFICATE SETTING FORTH THE THEN OUTSTANDING PRINCIPAL BALANCE OF THE CONSUMER NOTE.

                 (b) PRO RATA TREATMENT OF TRANCHE A LOANS. EACH BORROWING OF TRANCHE A LOANS SHALL BE MADE FROM EACH LENDER PRO RATA IN ACCORDANCE WITH ITS TRANCHE A LOAN COMMITMENT PERCENTAGE, DETERMINED IN ACCORDANCE WITH SECTION 2.3.

                 (c) FAILURE TO LOAN. THE FAILURE OF ANY LENDER TO MAKE A LOAN SHALL NOT RELIEVE ANY OTHER LENDER OF ITS OBLIGATION TO LEND ANY HEREUNDER, BUT NEITHER AGENT NOR ANY LENDER SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER LENDER TO MAKE A LOAN.

            2.7. INTEREST RATE. THE UNPAID PRINCIPAL BALANCE OF THE LOANS SHALL BEAR INTEREST AT THE PRIME INTEREST RATE APPLICABLE THERETO. INTEREST ON ALL PRIME RATE ADVANCES SHALL BE COMPUTED ON A 365-DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED. AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION THEREOF, ALL LOANS SHALL BEAR INTEREST AT THE DEFAULT RATE. THE UNPAID PRINCIPAL BALANCE OF EACH ADVANCE SHALL BEAR INTEREST AT THE INTEREST RATE APPLICABLE THERETO, DETERMINED BY AGENT IN ACCORDANCE WITH THE PROVISIONS HEREOF, WHICH DETERMINATION SHALL BE BINDING UPON BORROWER, ABSENT MANIFEST ERROR.

            2.8. CHANGE OF LAWS. IF AGENT OR ANY LENDER SHALL DETERMINE AT ANY TIME AFTER THE DATE HEREOF THAT THE ADOPTION OF ANY LAW, RULE OR REGULATION REGARDING CAPITAL ADEQUACY, OR ANY CHANGE THEREIN OR IN THE INTERPRETATION OR ADMINISTRATION THEREOF BY ANY GOVERNMENTAL AUTHORITY, CENTRAL BANK OR COMPARABLE AGENCY CHARGED WITH THE INTERPRETATION OR ADMINISTRATION THEREOF OR COMPLIANCE BY AGENT OR ANY LENDER WITH ANY REQUEST OR DIRECTIVE REGARDING CAPITAL ADEQUACY (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY SUCH AUTHORITY, CENTRAL BANK OR COMPARABLE AGENCY, HAS OR WOULD HAVE THE EFFECT OF REDUCING THE RATE OF RETURN ON AGENT'S OR ANY LENDER'S CAPITAL AS A CONSEQUENCE OF ITS OBLIGATIONS HEREUNDER TO A LEVEL BELOW THAT WHICH AGENT OR THE APPLICABLE LENDER COULD HAVE ACHIEVED BUT FOR SUCH ADOPTION, CHANGE OR COMPLIANCE (TAKING INTO CONSIDERATION AGENT'S OR SUCH LENDER'S POLICIES WITH RESPECT TO CAPITAL ADEQUACY) BY AN AMOUNT DEEMED BY AGENT OR SUCH LENDER TO BE MATERIAL, AGENT OR SUCH LENDER, AS APPLICABLE, SHALL GIVE NOTICE THEREOF TO BORROWER OF SUCH DETERMINATION (AND ANY LENDER GIVING SUCH NOTICE SHALL NOTIFY AGENT), IN WHICH EVENT BORROWER SHALL PAY TO AGENT FOR THE BENEFIT OF THE APPLICABLE LENDER UPON DEMAND SUCH AMOUNT OR AMOUNTS, IN ADDITION TO THE AMOUNTS PAYABLE UNDER ANY OTHER PROVISION OF THIS AGREEMENT OR THE OTHER AGREEMENTS, AS WILL COMPENSATE AGENT OR SUCH LENDER, AS APPLICABLE, FOR SUCH REDUCTION. DETERMINATIONS BY AGENT OR SUCH LENDER FOR PURPOSES OF THIS SECTION OF THE ADDITIONAL AMOUNT OR AMOUNTS REQUIRED TO COMPENSATE AGENT OR SUCH LENDER WITH RESPECT TO THE FOREGOING SHALL BE CONCLUSIVE IN THE ABSENCE OF

         MANIFEST ERROR. IN DETERMINING SUCH AMOUNT OR AMOUNTS, AGENT OR SUCH LENDER MAY USE ANY REASONABLE AVERAGING OR ATTRIBUTION METHODS. NOTWITHSTANDING THE FOREGOING, NO AMOUNTS SHALL BE PAYABLE BY BORROWER TO AGENT OR SUCH LENDER UNDER THE TERMS OF THIS SECTION 2.8 IF THE SECURED OBLIGATIONS ARE PAID IN FULL ON OR BEFORE TEN (10) DAYS AFTER THE DATE ON WHICH AGENT OR SUCH LENDER, AS APPLICABLE, SHALL HAVE NOTIFIED BORROWER THAT AMOUNTS WILL BE DUE UNDER THIS SECTION 2.8.

            2.9. FEES.

                 (a) FACILITY FEE. IN THE EVENT BORROWER REPAYS IN FULL THE UNPAID PRINCIPAL BALANCE OF THE LOANS MADE TO IT AND ANY ACCRUED INTEREST THEREON AND LENDERS' COMMITMENTS ARE CANCELLED (THE "CANCELLATION DATE"), BORROWER SHALL PAY TO LENDERS A FACILITY FEE TO BE ALLOCATED AMONG LENDERS' PRO RATA IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES WITH RESPECT TO AMOUNTS DISBURSED AS TRANCHE A LOANS. THE AMOUNT OF THE FACILITY FEE IS DEPENDENT UPON THE DATE OF THE CANCELLATION DATE AND SHALL BE PAID IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

                  IF THE CANCELLATION DATE IS:          FACILITY FEE SHALL BE:
                  ----------------------------          ----------------------
                  ON OR BEFORE NOVEMBER 9, 1999         $0

                  ON OR BEFORE FEBRUARY 8, 2000         $500,000

                  ON OR BEFORE MAY 8, 2000              $1,650,000

                  AT ANY TIME THEREAFTER                $2,500,000

                 (b) UNUSED COMMITMENT. BORROWER SHALL PAY AN UNUSED COMMITMENT FEE IN AN AMOUNT EQUAL TO .125% (ON AN ANNUAL BASIS, BASED ON THE NUMBER OF DAYS ELAPSED ON A 365-DAY YEAR) OF THE DIFFERENCE BETWEEN TOTAL COMMITMENT DETERMINED IN ACCORDANCE WITH SECTION 2.3 AND THE DAILY OUTSTANDING PRINCIPAL BALANCE OF THE LOAN. SUCH FEE SHALL BE PAYABLE QUARTERLY IN ARREARS ON THE LAST BUSINESS DAY OF EACH CALENDAR QUARTER.

                 (c) INTEREST ON FEES. ANY FEE PAYABLE UNDER THIS SECTION 2.9 WHICH NOT PAID WHEN DUE SHALL BEAR INTEREST AT THE DEFAULT RATE.

            2.10. USURY. THE PROVISIONS OF THIS SECTION SHALL GOVERN AND CONTROL OVER ANY IRRECONCILABLY INCONSISTENT PROVISION CONTAINED IN THIS AGREEMENT OR IN ANY OTHER DOCUMENT EVIDENCING OR SECURING THE LOAN. NONE OF LENDERS OR AGENT SHALL BE ENTITLED TO RECEIVE, COLLECT, OR APPLY AS INTEREST HEREON (FOR PURPOSES OF THIS SECTION, THE WORD "INTEREST" SHALL BE DEEMED TO INCLUDE ANY SUMS TREATED AS INTEREST UNDER APPLICABLE LAW GOVERNING MATTERS OF USURY AND UNLAWFUL INTEREST), ANY AMOUNT IN EXCESS OF THE HIGHEST LAWFUL RATE (HEREINAFTER DEFINED) AND, IN THE EVENT LENDERS OR AGENT EVER RECEIVES, COLLECTS, OR APPLIES AS INTEREST ANY SUCH EXCESS, SUCH AMOUNT WHICH WOULD BE EXCESSIVE INTEREST SHALL BE DEEMED A PARTIAL PREPAYMENT OF PRINCIPAL AND SHALL BE TREATED HEREUNDER AS SUCH; AND, IF THE PRINCIPAL OF THIS AGREEMENT IS PAID IN FULL, ANY REMAINING EXCESS SHALL

         FORTHWITH BE PAID TO BORROWER. IN DETERMINING WHETHER OR NOT THE INTEREST PAID OR PAYABLE, UNDER ANY SPECIFIC CONTINGENCY, EXCEEDS THE HIGHEST LAWFUL RATE, BORROWER, LENDERS AND AGENT SHALL, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW; (i) CHARACTERIZE ANY NON-PRINCIPAL PAYMENT AS AN EXPENSE, FEE OR PREMIUM RATHER THAN AS INTEREST; (ii) EXCLUDE VOLUNTARY PREPAYMENTS AND THE EFFECTS THEREOF, AND (iii) SPREAD THE TOTAL AMOUNT OF INTEREST THROUGHOUT THE ENTIRE CONTEMPLATED TERM OF THIS AGREEMENT, PROVIDED, THAT IF THIS AGREEMENT IS PAID AND PERFORMED IN FULL PRIOR TO THE END OF THE FULL CONTEMPLATED TERM HEREOF, AND IF THE INTEREST RECEIVED FOR THE ACTUAL PERIOD OF EXISTENCE HEREOF EXCEEDS THE HIGHEST LAWFUL RATE, LENDERS AND/OR AGENT SHALL REFUND TO BORROWER THE AMOUNT OF SUCH EXCESS AND, IN SUCH EVENT, LENDERS AND/OR AGENT SHALL NOT BE SUBJECT TO ANY PENALTIES PROVIDED BY ANY LAWS FOR CONTRACTING FOR, CHARGING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE. "HIGHEST LAWFUL RATE" SHALL MEAN THE MAXIMUM RATE OF INTEREST WHICH LENDERS AND/OR AGENT IS ALLOWED TO CONTRACT FOR, CHARGE, TAKE, RESERVE OR RECEIVE UNDER APPLICABLE LAW AFTER TAKING INTO ACCOUNT, TO THE EXTENT REQUIRED BY APPLICABLE LAW, ANY AND ALL RELEVANT PAYMENTS OR CHARGES HEREUNDER.

         3. PAYMENT TERMS.

            3.1. LOAN ACCOUNT; METHOD OF MAKING PAYMENTS. AGENT SHALL MAINTAIN A LOAN ACCOUNT ON ITS BOOKS IN WHICH SHALL BE RECORDED: (i) ALL LOANS MADE BY LENDERS TO BORROWER PURSUANT TO THIS AGREEMENT; (ii) ALL PAYMENTS MADE BY BORROWER ON ALL LOANS; AND (iii) ALL OTHER APPROPRIATE DEBITS AND CREDITS AS PROVIDED IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ALL FEES, CHARGES, EXPENSES AND INTEREST. ALL ENTRIES IN THE LOAN ACCOUNT SHALL BE MADE IN ACCORDANCE WITH AGENT'S CUSTOMARY ACCOUNTING PRACTICES, IN EFFECT FROM TIME TO TIME. THE FAILURE OF AGENT TO RECORD ANY OF THE FOREGOING SHALL NOT IN ANY WAY LIMIT BORROWER'S LIABILITIES OR BORROWER'S OBLIGATIONS UNDER THIS AGREEMENT.

            3.2. INTEREST PAYMENTS. ACCRUED INTEREST ON ALL LOANS SHALL BE PAYABLE MONTHLY, IN ARREARS, ON THE LAST BUSINESS DAY OF EACH MONTH DURING THE TERM HEREOF, WITHOUT NOTICE OR DEMAND.

            3.3. PRINCIPAL PAYMENTS. BORROWER SHALL PAY MANDATORY PRINCIPAL PAYMENTS AT THE FOLLOWING TIMES AND IN THE FOLLOWING AMOUNTS:

                 (a) THE UNPAID PRINCIPAL BALANCE, PLUS ALL ACCRUED BUT UNPAID INTEREST, SHALL BE DUE AND PAYABLE TO AGENT, FOR THE RATABLE BENEFIT OF LENDERS, IN FULL ON THE MATURITY DATE, WITHOUT NOTICE OR DEMAND. SAID AMOUNT SHALL BE DUE AND PAYABLE, NOTWITHSTANDING ANY SEEMINGLY CONTRADICTORY PROVISIONS IN THIS AGREEMENT.

                 (b) IN THE EVENT OF A PRINCIPAL PAYMENT ON ANY PLEDGED NOTE IN AN AMOUNT IN EXCESS, IN THE AGGREGATE, OF $100,000, BORROWER AND THE APPLICABLE LOAN PARTY SHALL GIVE IMMEDIATE NOTICE THEREOF TO AGENT AND BORROWER SHALL PAY TO AGENT PRINCIPAL IN AN AMOUNT EQUAL TO THE AMOUNT OF SUCH PRINCIPAL PAYMENT ON SAID PLEDGED NOTE; PROVIDED THAT THE PARTIES HEREBY ACKNOWLEDGE THAT SUCH PRINCIPAL PAYMENT SHALL NOT REDUCE THE TOTAL COMMITMENT.

                 (c) IF AT ANY TIME THE OUTSTANDING PRINCIPAL AMOUNT EXCEEDS THE MAXIMUM PRINCIPAL AMOUNT OF THE TRANCHE A LOAN, THE TRANCHE B LOAN OR THE TRANCHE C LOAN, AS APPLICABLE, DETERMINED IN

         ACCORDANCE WITH SECTION 2.2, BORROWER SHALL PAY PRINCIPAL IN AN AMOUNT NECESSARY TO REDUCE THE THEN OUTSTANDING PRINCIPAL AMOUNT TO AN AMOUNT LESS THAN THE MAXIMUM PRINCIPAL AMOUNT OF THE APPLICABLE LOAN AND SAID PAYMENT SHALL BE APPLIED TO THE TRANCHE A LOAN, THE TRANCHE B LOAN OR THE TRANCHE C LOAN, AS APPLICABLE, TO REDUCE SUCH LOAN TO AN AMOUNT BELOW THE MAXIMUM PRINCIPAL AMOUNT THEREOF DETERMINED IN ACCORDANCE WITH SECTION 2.2.

                 (d) BORROWER SHALL PAY TO AGENT, FOR THE BENEFIT OF LENDERS, 100% OF ALL EXTRAORDINARY TRANSACTION PROCEEDS, TO BE APPLIED TO THE SECURED OBLIGATIONS IN THE ORDER OF PRIORITY DETERMINED IN ACCORDANCE WITH SECTION 3.6.

            3.4. PLACE OF PAYMENT. ALL PAYMENTS TO AGENT HEREUNDER AND UNDER THE OTHER AGREEMENTS SHALL BE PAYABLE IN IMMEDIATELY AVAILABLE FUNDS ON OR BEFORE NOON NEW YORK TIME AT THE PLACE DESIGNATED ON EXHIBIT A, OR SUCH PLACE OR PLACES AS AGENT MAY DESIGNATE IN WRITING TO BORROWER. ALL OF SUCH PAYMENTS TO PERSONS OTHER THAN AGENT SHALL BE PAYABLE AT SUCH PLACE OR PLACES AS AGENT MAY DESIGNATE IN WRITING TO BORROWER. BORROWER'S LIABILITIES AND THE OTHER SECURED OBLIGATIONS WILL BE PAYABLE AS SET FORTH IN THE NOTES, THIS AGREEMENT, AND THE OTHER AGREEMENTS.

            3.5. PAYMENT ON MATURITY AND PREPAYMENT. ON THE MATURITY DATE, WHETHER BY ACCELERATION OR OTHERWISE, BORROWER SHALL PAY TO AGENT, IN FULL, IN CASH OR OTHER IMMEDIATELY AVAILABLE FUNDS, THE OUTSTANDING AMOUNT OF THE LOAN. THE LOANS MAY BE PREPAID IN FULL OR IN PART, WITHOUT PREMIUM OR PENALTY, EXCEPT FOR THE FEES SET FORTH IN SECTION 2.9.

            3.6. APPLICATION OF PAYMENTS.

                 (a) AGENT SHALL APPLY PAYMENTS MADE TO AGENT, FOR THE BENEFIT OF LENDERS, FROM ANY SOURCE OTHER THAN EXTRAORDINARY TRANSACTION PROCEEDS (THE "ORDINARY COURSE PREPAYMENTS") IN THE FOLLOWING ORDER OF
         PRIORITY: (i) FIRST TO COSTS, INCLUDING THE PAYMENT OF ANY COSTS AND EXPENSES INCURRED BY AGENT AND/OR LENDERS TO ENFORCE ANY RIGHTS HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS; (ii) THEN TO ACCRUED BUT UNPAID INTEREST AND OTHER FEES AND EXPENSES THEN DUE AND PAYABLE HEREUNDER; (iii) THEN TO THE PRINCIPAL AMOUNT OF THE TRANCHE C LOAN;
         (iv) THEN TO THE PRINCIPAL AMOUNT OF THE TRANCHE B LOAN, AND (v) THEN TO THE PRINCIPAL AMOUNT OF THE TRANCHE A LOAN IN ACCORDANCE WITH THE FOLLOWING PROPORTIONS: 59.295% TO BANK OF SCOTLAND AND 40.741% TO NATIONSBANK.

                 (b) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AGENT SHALL APPLY EXTRAORDINARY TRANSACTION PROCEEDS RECEIVED IN CONNECTION WITH A SALE OF THE STOCK OR OTHER EQUITY INTERESTS OF FC CONSUMER LENDING OR ANY OF FC CONSUMER LENDING'S ASSETS FIRST TO (i) COSTS RELATING TO THE TRANCHE B LOAN; (ii) THEN TO INTEREST UNDER THE TRANCHE B LOAN; (iii) THEN TO THE UNPAID PRINCIPAL AMOUNT OF THE TRANCHE B LOAN; (iv) THEN TO ALL OTHER COSTS, INCLUDING THE PAYMENT OF COSTS AND EXPENSES INCURRED BY AGENT AND/OR LENDERS TO ENFORCE ANY RIGHTS HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS; (v) THEN TO ACCRUED BUT UNPAID INTEREST ON ALL OTHER LOANS; (vi) THEN TO PAYMENT OF THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS AND THE REDUCTION OF LENDERS' COMMITMENTS IN ACCORDANCE WITH THE FOLLOWING
         PROPORTIONS: 62.50% TO BANK OF SCOTLAND AND 37.50% TO NATIONSBANK, UNTIL BANK OF SCOTLAND IS

         PAID IN FULL ALL AMOUNTS DUE TO BANK OF SCOTLAND WITH RESPECT TO THE TRANCHE A LOANS; (vii) THEN TO THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS UNTIL NATIONSBANK IS PAID IN FULL, AND (viii) THEN TO THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOANS.

                 (c) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUT SUBJECT TO THE PROVISIONS OF SECTION 3.6(b), THE AGENT SHALL APPLY EXTRAORDINARY TRANSACTION PROCEEDS, INCLUDING BUT NOT LIMITED TO EXTRAORDINARY TRANSACTION PROCEEDS RECEIVED IN CONNECTION WITH A SECURITIES SALE, AS FOLLOWS: (i) TO COSTS INCLUDING PAYMENT OF ANY COSTS AND EXPENSES INCURRED BY AGENT AND/OR LENDERS TO ENFORCE ANY RIGHTS HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT; (ii) THEN TO ACCRUED BUT UNPAID INTEREST THEN DUE AND PAYABLE, (iii) THEN TO THE REPAYMENT OF THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS AND THE REDUCTION OF LENDERS' TRANCHE A COMMITMENTS IN ACCORDANCE WITH THE FOLLOWING PROPORTIONS: 64.52% TO BANK OF SCOTLAND AND 35.48% TO NATIONSBANK, UNTIL BANK OF SCOTLAND IS PAID IN FULL ALL AMOUNTS DUE TO BANK OF SCOTLAND WITH RESPECT TO THE TRANCHE A LOANS; (iv) THEN TO THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS UNTIL NATIONSBANK IS PAID IN FULL, (v) THEN TO THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOANS, AND (vi) THEN TO THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE B LOANS.

                 (d) THE PROVISIONS OF THIS SECTION 3.6 SHALL CONTROL OVER ANY INCONSISTENT PROVISION IN THIS AGREEMENT, INCLUDING THE PROVISIONS OF
         SECTION 10.5.

            3.7. ADVANCES TO CONSTITUTE ONE LOAN. ALL ADVANCES, LOANS, INCLUDING TRANCHE A LOANS, TRANCHE B LOANS AND TRANCHE C LOANS, AND ANY OTHER FINANCIAL ACCOMMODATIONS PROVIDED PURSUANT TO THE TERMS HEREOF BY LENDERS TO BORROWER SHALL CONSTITUTE ONE LOAN AND ALL INDEBTEDNESS AND OBLIGATIONS OF BORROWER TO LENDERS AND/OR AGENT UNDER THIS AGREEMENT, THE OTHER AGREEMENTS OR OTHERWISE SHALL CONSTITUTE ONE GENERAL OBLIGATION SECURED BY THE COLLATERAL.

            3.8. REAPPLICATION OF PAYMENTS. TO THE EXTENT THAT AGENT RECEIVES ANY PAYMENT ON ACCOUNT OF THE SECURED OBLIGATIONS, AND ANY SUCH PAYMENT(S) AND/OR PROCEEDS OR ANY PART THEREOF ARE SUBSEQUENTLY INVALIDATED, DECLARED TO BE FRAUDULENT OR PREFERENTIAL, SET ASIDE, SUBORDINATED AND/OR REQUIRED TO BE REPAID TO A TRUSTEE, RECEIVER OR ANY OTHER PERSON UNDER ANY BANKRUPTCY ACT, STATE OR FEDERAL LAW, COMMON LAW OR EQUITABLE CAUSE, THEN, TO THE EXTENT OF SUCH PAYMENT(S) OR PROCEEDS RECEIVED, THE SECURED OBLIGATIONS OR PART THEREOF INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUE IN FULL FORCE AND EFFECT, AS IF SUCH PAYMENT(S) AND/OR PROCEEDS HAD NOT BEEN RECEIVED BY AGENT AND APPLIED ON ACCOUNT OF THE SECURED OBLIGATIONS.

            3.9. MONTHLY STATEMENTS. ALL ADVANCES TO BORROWER AND ALL OTHER DEBITS AND CREDITS PROVIDED FOR IN THIS AGREEMENT SHALL BE EVIDENCED BY ENTRIES MADE BY EACH LENDER AND AGENT IN ITS INTERNAL DATA CONTROL SYSTEMS SHOWING THE DATE, AMOUNT AND REASON FOR EACH SUCH DEBIT OR CREDIT. UNTIL SUCH TIME AS EACH LENDER AND AGENT SHALL HAVE RENDERED TO BORROWER WRITTEN STATEMENTS OF ACCOUNT AS PROVIDED HEREIN, THE BALANCE IN THE LOAN ACCOUNT, AS SET FORTH ON EACH LENDER'S AND AGENT'S RESPECTIVE MOST RECENT STATEMENTS, SHALL BE REBUTTABLY PRESUMPTIVE EVIDENCE OF THE AMOUNTS DUE AND OWING TO EACH LENDER AND/OR AGENT BY BORROWER. AT EACH LENDER'S AND AGENT'S OPTION, EACH LENDER AND AGENT SHALL RENDER A

         MONTHLY STATEMENT TO BORROWER SETTING FORTH THE BALANCE OF THE LOAN ACCOUNT, INCLUDING PRINCIPAL, INTEREST, COSTS, PENALTIES, CHARGES AND OTHER FEES. EACH SUCH STATEMENT SHALL BE SUBJECT TO SUBSEQUENT ADJUSTMENT BY EACH LENDER AND AGENT AND EACH LENDER'S AND AGENT'S RIGHT TO REAPPLY PAYMENTS IN ACCORDANCE WITH SECTION 3.7(b), BUT SHALL, AS TO STATEMENTS OF PRINCIPAL AND INTEREST THEN DUE OR HAVING BEEN PAID, ABSENT MANIFEST ERRORS OR OMISSIONS, BE PRESUMED CORRECT AND BINDING UPON BORROWER AND SHALL CONSTITUTE AN ACCOUNT STATEMENT UNLESS, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF ANY STATEMENT FROM ANY LENDER AND/OR AGENT, BORROWER SHALL DELIVER TO THE APPROPRIATE LENDER AND/OR AGENT WRITTEN OBJECTION THERETO, SPECIFYING THE ERROR OR ERRORS, IF ANY, CONTAINED IN SUCH STATEMENT.

                3.10. TIME OF PAYMENT OF EXTRAORDINARY TRANSACTION PROCEEDS. ANY PAYMENT DUE PURSUANT TO THE TERMS OF SECTION 3.3(d) SHALL BE MADE ON THE DATE OF CLOSING OF SUCH TRANSACTION AND BORROWER SHALL DIRECT PURCHASER AND/OR LENDER TO MAKE PAYMENT BY WIRE TRANSFER OF
         IMMEDIATELY AVAILABLE FUNDS DIRECTLY TO AGENT. NO PORTION OF THE CONSIDERATION PAID FOR SUCH TRANSFER SHALL BE MADE IN KIND, IN SECURITIES, OR BY DELIVERY OF PROMISSORY NOTE OR OTHER FORM OF INDEBTEDNESS OR OBLIGATION, WITHOUT, IN EACH INSTANCE THE PRIOR
         WRITTEN CONSENT OF LENDERS, WHICH CONSENT MAY BE WITHHELD BY LENDERS
         IN THEIR SOLE AND EXCLUSIVE DISCRETION.

     (g) The following Section 4.5 is hereby added to the Existing Loan
Agreement:

            4.5 WARRANT AGREEMENT. CONCURRENTLY HEREWITH, BORROWER SHALL ENTER INTO AND DELIVER TO BANK OF SCOTLAND THAT CERTAIN WARRANT AND REGISTRATION AGREEMENT, GRANTING WARRANTS IN THE STOCK OF BORROWER TO BANK OF SCOTLAND. NATIONSBANK SHALL HAVE NO INTEREST THEREIN.

     (h) Sections 6.3(k), (l), (m), (n) and (o) of the Existing Loan Agreement are hereby deleted in their entirety and the following is substituted therefor:

            (k) INDEBTEDNESS. NEITHER BORROWER NOR ANY PRIMARY OBLIGOR SHALL CONTRACT, CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY INDEBTEDNESS; EXCEPT FOR (w) THE LOANS, (x) INDEBTEDNESS EXISTING ON THE DATE HEREOF AND REFLECTED ON THE FINANCIALS OF BORROWER DELIVERED ON SUCH DATE,
         (y) INDEBTEDNESS DISCLOSED ON SCHEDULES 5.1(s) AND (t), AND (z) UNSECURED TRADE PAYABLES AND UNSECURED INDEBTEDNESS OF BORROWER TO AN AFFILIATE, INCURRED IN THE ORDINARY COURSE OF BUSINESS .

            (l) LOAN; GUARANTY DEBT. BORROWER SHALL NOT MAKE ANY LOAN TO ANY PERSON, OTHER THAN LOANS TO PRIMARY OBLIGORS PURSUANT TO THE TERMS OF THE ELIGIBLE NOTES. EXCEPT AS SET FORTH ON SCHEDULE 6.3(l), NEITHER BORROWER, NOR ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR SHALL ENTER INTO ANY GUARANTY EQUIVALENTS.

            (m) PAY INDEBTEDNESS. EXCEPT IN THE ORDINARY COURSE OF BUSINESS, NEITHER BORROWER, NOR ANY PRIMARY OBLIGOR NOR ANY SECONDARY OBLIGOR SHALL DEFEASE, PREPAY, REPAY, PURCHASE, REDEEM OR OTHERWISE ACQUIRE ANY OF ITS INDEBTEDNESS FOR BORROWED MONEY.

            (n) ISSUE POWER OF ATTORNEY. EXCEPT PURSUANT TO THIS AGREEMENT AND THE OTHER AGREEMENTS, NEITHER BORROWER, NOR ANY PRIMARY OBLIGOR NOR ANY SECONDARY OBLIGOR SHALL ISSUE ANY POWER OF ATTORNEY OR OTHER CONTRACT OR AGREEMENT GIVING ANY PERSON POWER OR CONTROL OVER THE

         DAY-TO-DAY OPERATIONS OF BORROWER'S, ANY PRIMARY OBLIGOR'S OR ANY SECONDARY OBLIGOR'S BUSINESS, OTHER THAN IN CONNECTION WITH PERMITTED LIENS OR INDEBTEDNESS EXPRESSLY PERMITTED PURSUANT TO THE TERMS OF THIS AGREEMENT.

            (o) AMENDMENT OF CREDIT AGREEMENTS. EXCEPT IN THE ORDINARY COURSE OF BUSINESS, NEITHER BORROWER, NOR ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR, SHALL AMEND, MODIFY OR EXTEND ANY NOTE, CREDIT AGREEMENT, SECURITY AGREEMENT OR OTHER DOCUMENT, INSTRUMENT OF AGREEMENT EVIDENCING OR SECURING INDEBTEDNESS OF SUCH ENTITY, WITHOUT IN EACH CASE LENDERS' PRIOR WRITTEN CONSENT.

     (i) Section 7.1 is hereby deleted in its entirety and the following is substituted therefor:

            7.1. EVENTS OF DEFAULT. THE OCCURRENCE OF ANY ONE OF THE FOLLOWING EVENTS SHALL CONSTITUTE A DEFAULT ("EVENT OF DEFAULT") UNDER THIS
         AGREEMENT:

                 (a) IF BORROWER FAILS OR NEGLECTS TO PERFORM, KEEP OR OBSERVE ANY OF BORROWER'S OBLIGATIONS OR IF BORROWER FAILS OR NEGLECTS TO CAUSE ANY PRIMARY OBLIGOR, SECONDARY OBLIGOR OR ANY OTHER LOAN PARTY (FOR ANY REASON WHATSOEVER) TO KEEP OR OBSERVE ANY COVENANT WITH RESPECT TO SUCH ENTITY SET FORTH HEREIN AND THE SAME IS NOT CURED WITHIN FIVE (5) DAYS AFTER AGENT GIVES BORROWER NOTICE OF SUCH DEFAULT; PROVIDED THAT A BREACH OF ANY OF THE PROVISIONS, TERMS, CONDITIONS OR COVENANTS CONTAINED IN SECTIONS 6.2(d), 6.3 AND 6.4 SHALL AUTOMATICALLY BE AN EVENT OF DEFAULT WITHOUT ANY NOTICE OR CURE PERIOD.

                 (b) IF ANY REPRESENTATION, WARRANTY OR MATERIAL STATEMENT, REPORT OR CERTIFICATE MADE OR DELIVERED BY ANY LOAN PARTY, OR ANY OF ITS DIRECTORS, OFFICERS, AUTHORIZED EMPLOYEES OR AGENTS, TO AGENT IS NOT TRUE AND CORRECT;

                 (c) IF BORROWER FAILS TO PAY ANY OF THE SECURED OBLIGATIONS, WHEN DUE AND PAYABLE OR DECLARED DUE AND PAYABLE;

                 (d) IF BORROWER SHALL DEFAULT UNDER THE TERMS OF ANY INDEBTEDNESS INSTRUMENT, OTHER THAN THE LOAN DOCUMENTS.

                 (e) EXCEPT AS PROVIDED IN ANY OTHER SECTION OF THIS SECTION
         7.1 AND EXCEPT FOR THOSE DEFAULTS BY HARBOR FINANCIAL MORTGAGE CORPORATION LISTED ON EXHIBIT B ATTACHED HERETO WHICH SHALL CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT FOR WHICH THE TEN DAY CURE PERIOD REFERENCED BELOW SHALL NOT BE APPLICABLE IF SUCH DEFAULTS ARE NOT CURED ON OR BEFORE SEPTEMBER 15, 1999, IF ANY SUBSIDIARY OF BORROWER SHALL DEFAULT UNDER THE TERMS OF ANY INDEBTEDNESS INSTRUMENT AND SUCH DEFAULT IS NOT CURED WITHIN TEN (10) DAYS AFTER THE OCCURRENCE THEREOF; PROVIDED THAT SUCH CURE PERIOD SHALL NOT APPLY IF: (i) A DEFAULT OCCURS BY SUCH SUBSIDIARY UNDER THE TERMS OF ANY OTHER INDEBTEDNESS INSTRUMENT SECURING OR EVIDENCING A DIFFERENT BORROWING, OR (ii) IF ANY OTHER SUBSIDIARY DEFAULTS UNDER THE TERMS OF ANY INDEBTEDNESS INSTRUMENT DURING SUCH TEN (10) DAY CURE PERIOD. NOTWITHSTANDING THE FOREGOING, IF ANY TWO OR MORE SUCH PERSONS ARE OBLIGATED FOR THE SAME INDEBTEDNESS AND A DEFAULT OCCURS THEREUNDER, IT SHALL BE DEEMED TO BE A DEFAULT BY A SINGLE PERSON FOR THE PURPOSES OF THIS SECTION 7.1(e).

                 (f) IF THERE IS A TRIGGER EVENT, A SEQUENTIAL TRIGGER EVENT, A TERMINATION EVENT, A DEFAULT, AN EVENT OF DEFAULT AND/OR ANY OTHER OCCURRENCE HAVING A SIMILAR RESULT AS ANY OF THE FOREGOING, AS APPLICABLE, AS DEFINED IN AND/OR UNDER THE TERMS OF ANY ONE OR MORE OF THE AGREEMENTS LISTED ON EXHIBIT A ATTACHED HERETO.

                 (g) IF BORROWER FAILS OR NEGLECTS TO PERFORM, KEEP OR OBSERVE ANY OF BORROWER'S OBLIGATIONS OR TO CAUSE ANY PRIMARY OBLIGOR OR SECONDARY OBLIGOR TO KEEP OR OBSERVE ANY REPRESENTATION, WARRANTY OR COVENANT, CONTAINED IN SECTION 6.2(e) AND THE SAME IS NOT CURED WITHIN TEN (10) DAYS AFTER AGENT GIVES BORROWER NOTICE OF SUCH DEFAULT.

                 (h) A BREACH OF THE REPRESENTATION, WARRANTY AND COVENANT SET FORTH IN SECTION 6.2(i).

                 (i) IF ANY OF BORROWER'S ASSETS OR THE ASSETS OF ANY PRIMARY OBLIGOR, OR SECONDARY OBLIGOR OR ANY PORTION THEREOF ARE ATTACHED, SEIZED, SUBJECTED TO A WRIT OF DISTRESS WARRANT, OR ARE LEVIED UPON, OR COME WITHIN THE POSSESSION OF ANY RECEIVER, TRUSTEE, CUSTODIAN OR ASSIGNEE FOR THE BENEFIT OF CREDITORS;

                 (j) IF A PETITION UNDER ANY SECTION OR CHAPTER OF THE UNITED STATES BANKRUPTCY CODE OR ANY SIMILAR LAW OR REGULATION SHALL BE FILED BY BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR, OR IF BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR SHALL MAKE AN ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS OR IF ANY CASE OR PROCEEDING IS FILED BY BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR FOR ITS DISSOLUTION OR LIQUIDATION;

                 (k) IF BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR IS ENJOINED, RESTRAINED OR IN ANY WAY PREVENTED BY COURT ORDER FROM CONDUCTING ALL OR ANY MATERIAL PART OF ITS BUSINESS AFFAIRS OR IF A PETITION UNDER ANY SECTION OR CHAPTER OF THE UNITED STATES BANKRUPTCY CODE OR ANY SIMILAR LAW OR REGULATION IS FILED AGAINST BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR OR IF ANY CASE OR PROCEEDING IS FILED AGAINST BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR FOR ITS DISSOLUTION OR LIQUIDATION;

                 (l) IF AN APPLICATION IS MADE BY BORROWER, ANY PRIMARY OBLIGOR, ANY SECONDARY OBLIGOR OR ANY PLEDGED ENTITY FOR THE APPOINTMENT OF A RECEIVER, TRUSTEE OR CUSTODIAN FOR ANY OF ITS ASSETS OTHER THAN A CUSTODIAN PURSUANT TO A VOLUNTARY CUSTODIAL AGREEMENT ENTERED INTO TO PERFECT A SECURITY INTEREST;

                 (m) IF AN APPLICATION IS MADE BY ANY PERSON OTHER THAN A LOAN PARTY FOR THE APPOINTMENT OF A RECEIVER, TRUSTEE, OR CUSTODIAN FOR ANY OF THE ASSETS OF BORROWER, ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR OR ANY PLEDGED ENTITY;

                 (n) EXCEPT AS EXPRESSLY PERMITTED PURSUANT TO SECTION 6.2(e),
         (i) IF A NOTICE OF ANY CHARGE IS FILED OF RECORD WITH RESPECT TO ALL OR ANY OF BORROWER'S, ANY PRIMARY OBLIGOR'S, OR ANY SECONDARY OBLIGOR'S ASSETS, OR (ii) IF ANY CHARGE BECOMES A LIEN OR ENCUMBRANCE UPON ANY OF ITS ASSETS;

                 (o) THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT OR UNMATURED DEFAULT UNDER ANY AGREEMENT, INSTRUMENT AND/OR DOCUMENT EXECUTED AND DELIVERED BY ANY GUARANTOR TO AGENT, WHICH IS NOT CURED WITHIN THE TIME, IF ANY, SPECIFIED THEREFOR IN SUCH AGREEMENT, INSTRUMENT OR DOCUMENT OR ANY OF THE LOAN DOCUMENTS SHALL FAIL TO GRANT TO AGENT ON BEHALF OF LENDERS THE LIEN OR OTHER SECURITY INTEREST (IF ANY) INTENDED TO BE CREATED THEREBY OR ANY LOAN PARTY THERETO SHALL ASSERT THAT IT IS NOT LIABLE WITH RESPECT THERETO; OR ANY GUARANTOR SHALL ASSERT THAT IT IS NOT LIABLE AS A GUARANTOR OR OTHERWISE UNDER ITS GUARANTEE AGREEMENT EXECUTED IN CONNECTION HEREWITH;

                 (p) THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER ANY OF THE OTHER AGREEMENTS, WHICH IS NOT CURED WITHIN THE TIME, IF ANY, SPECIFIED THEREFOR IN SUCH OTHER AGREEMENT;

                 (q) EXCEPT AS EXPRESSLY PERMITTED PURSUANT TO THE TERMS HEREOF, IF BORROWER, ANY PRIMARY OBLIGOR, ANY SECONDARY OBLIGOR OR ANY PLEDGED ENTITY ISSUES TO OR TRANSFERS TO ANY PERSON ANY STOCK OF BORROWER, ANY PRIMARY OBLIGOR, ANY SECONDARY OBLIGOR OR ANY PLEDGED ENTITY;

                 (r) IF ANY FINAL NON-APPEALABLE JUDGMENT FOR THE PAYMENT OF MONEY IN EXCESS OF $100,000 (AFTER GIVING EFFECT TO ANY AMOUNT COVERED BY INSURANCE AS TO WHICH THE INSURER SHALL NOT HAVE DENIED OR QUESTIONED ITS OBLIGATION TO PAY) SHALL BE RENDERED AGAINST BORROWER, ANY PRIMARY OBLIGOR, OR ANY SECONDARY OBLIGOR; OR FINAL JUDGMENT FOR THE PAYMENT OF MONEY IN EXCESS OF $100,000 SHALL BE RENDERED AGAINST BORROWER, ANY PRIMARY OBLIGOR, OR ANY SECONDARY OBLIGOR AND THE SAME SHALL REMAIN UNDISCHARGED FOR A PERIOD OF THIRTY (30) DAYS DURING WHICH EXECUTION SHALL NOT BE EFFECTIVELY STAYED OR DILIGENTLY CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS;

                 (s) IF BORROWER OR ANY ERISA AFFILIATE (1) SHALL EFFECT A COMPLETE OR PARTIAL WITHDRAWAL (AS DEFINED IN ERISA SECTIONS 4203 OR
         4205) FROM A MULTIEMPLOYER PLAN, IF SUCH WITHDRAWAL COULD SUBJECT EITHER BORROWER OR ANY ERISA AFFILIATE TO LIABILITY; (2) SHALL FAIL TO PAY WHEN DUE AN AMOUNT THAT IS PAYABLE BY IT TO THE PBGC OR TO AN EMPLOYEE BENEFIT PLAN; (3) HAS INSTITUTED AGAINST IT BY A FIDUCIARY OF ANY MULTIEMPLOYER PLAN AN ACTION TO ENFORCE ERISA SECTION 515 AND SUCH PROCEEDINGS SHALL NOT HAVE BEEN DISMISSED WITHIN THIRTY (30) DAYS THEREAFTER; (4) HAS IMPOSED AGAINST IT ANY TAX UNDER CODE SECTION 4980B(A); (5) HAS ASSESSED AGAINST IT BY THE SECRETARY OF LABOR A CIVIL PENALTY WITH RESPECT TO ANY EMPLOYEE BENEFIT PLAN UNDER ERISA
         SECTION 502(c) OR 502(L); (6) SHALL APPLY FOR A WAIVER OF THE MINIMUM FUNDING STANDARDS OF THE CODE; OR (7) SHALL PERMIT ANY OTHER EVENT OR CONDITION TO OCCUR OR EXIST WITH RESPECT TO AN EMPLOYEE BENEFIT PLAN THAT COULD SUBJECT EITHER BORROWER OR ANY ERISA AFFILIATE TO LIABILITY;

                 (t) EXCEPT AS SET FORTH IN SECTION 7.1(d) OR (e), A DEFAULT BY BORROWER, ANY PRIMARY OBLIGOR, OR ANY SECONDARY OBLIGOR SHALL OCCUR UNDER ANY AGREEMENT, DOCUMENT OR INSTRUMENT (OTHER THAN THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS) NOW OR HEREAFTER EXISTING, TO WHICH BORROWER, ANY PRIMARY OBLIGOR, OR ANY SECONDARY OBLIGOR IS A PARTY AND THE EFFECT OF SUCH DEFAULT COULD HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITIONS OR BUSINESS OPERATIONS OF SUCH LOAN PARTY;

                 (u) IF BORROWER, ANY PRIMARY OBLIGOR, OR ANY SECONDARY OBLIGOR DISSOLVES, LIQUIDATES (OTHER THAN WITH RESPECT TO A SECONDARY OBLIGOR UPON THE DISPOSITION OF ALL OF ITS ASSETS IN THE ORDINARY COURSE OF ITS BUSINESS), OR FAILS TO MAINTAIN ITS CORPORATE EXISTENCE, WITHOUT THE PRIOR WRITTEN CONSENT OF AGENT.

     (k) Schedules 1.1(xxx), 2.2(c), 4.2, 4.3, 5.1(e), 5.1(f), 5.1(g), 5.1(j),
5.1(l), 5.1(s), 5.1(t), 5.1(u) and 6.3(l) attached to the Existing Loan Agreement are hereby deleted in their entirety and the Schedules attached hereto are substituted therefor.

3.   ADDITIONAL COVENANTS.

     (a) Borrower hereby covenants that no Advances of Loan proceeds made after the date hereof shall be loaned to, contributed as capital to, used to pay the debts or obligations of or otherwise expended (either directly or indirectly) by Borrower, and that Borrower shall not allow any Subsidiary to allow any Advances of Loan proceeds made after the date hereof to be loaned to, contributed as capital to, used to pay the debts or obligations of or otherwise expended (either directly or indirectly) for the benefit of or on behalf of FirstCity Financial Mortgage Corporation, Harbor Financial Mortgage Corporation, or New America Financial Inc., or any Subsidiary thereof.

     (b) Borrower hereby covenants that it will not, without the prior written consent of Lenders, pay any dividends, with respect to its equity interests, including any Preferred Stock.

     (c) Borrower shall use its best efforts to and shall fully cooperate with Agent and Lenders to amend and restate the Existing Loan Agreement on or before September 15, 1999.

4.   MISCELLANEOUS.

     (a) This Tenth Amendment is supplementary to the Existing Loan Agreement and the other Loan Documents as amended by the amendments and assignments thereto. All of the provisions of the Loan Documents, including without limitation, the right to declare principal and accrued interest due for any cause specifically in the Loan Documents, shall remain in full force and effect, except as herein or concurrently herewith expressly modified. The Loan Documents and all rights and powers created thereby and thereunder are in all respects ratified and confirmed. From and after the date hereof, the Existing Loan Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Loan Agreement shall continue in full force and effect and the Existing Loan Agreement and this Tenth Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "LOAN AGREEMENT" as used in all of the other Loan Documents and "THIS AGREEMENT" as used in the Existing Loan Agreement and this Tenth Amendment shall mean the Existing Loan Agreement as amended hereby.

     (b) Representations and Warranties of Borrower. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To induce Agent and Lenders to enter into this Tenth Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

         (i) The execution and delivery of this Tenth Amendment, and the performance by Borrower of its obligations under this Tenth Amendment and the other Loan Documents, as amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals (if any shall be required) and do not and will not contravene or conflict with any provisions of law, or the Articles of Incorporation or corporate By-Laws of Borrower or of any other agreement binding upon Borrower;

         (ii) This Tenth Amendment, and each other instrument executed by Borrower concurrently herewith, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (iii) Except for the existing defaults by Harbor Financial Mortgage Corporation listed on Exhibit B attached hereto, all of the representations and warranties of Borrower made in the Loan Documents are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date. Borrower hereby expressly remakes and reaffirms each and every representation, warranty and covenant set forth in the Agreement and the other Loan Documents to which Borrower is a party to and for the benefit of Agent and Lenders, as if made on the date herein and fully set forth herein.

         (iv) No Event of Default or Unmatured Default under the Loan Documents exists and Borrower is in full compliance with all of the terms, conditions and provisions of the Agreement and the other Loan Documents.

         (v) All material agreements relating to auto receivables or home equity loan receivables to which Borrower or a Subsidiary thereof is a party are listed on Exhibit A attached hereto.

      (c) Reimbursement for Expenses. Upon demand by Agent therefor, Borrower shall reimburse Bank of Scotland and/or Agent for all reasonable costs, fees and expenses incurred by Bank of Scotland and/or Agent or for which any Lender and/or Agent becomes obligated, in connection with the negotiation, preparation and conclusion of this Tenth Amendment, including without limitation, reasonable attorney's fees, costs and expenses, search fees, title insurance policy fees, costs and expenses, filing and recording fees, LIBOR Breakage Fees and all taxes payable in connection with this Tenth Amendment.

      (d) Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Agreement, or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Agreement, or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

      (e) Severability. If any provision (in whole or in part) of this Tenth Amendment or the other Loan Documents or the application thereof to any person or circumstance is held invalid or unenforceable, then such provision shall be deemed modified, restricted, or reformulated to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Tenth Amendment or the other Loan Documents, as the case may require, and this Tenth Amendment and such other Loan Documents shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, restricted, or reformulated or as if such provision had not been originally incorporated herein or therein, as the case may be. The parties further agree to seek a lawful substitute for any provision found to be unlawful. If such modification, restriction or reformulation is not reasonably possible, the remainder of this Tenth Amendment and the other Loan Documents and the application of such provision to other persons or circumstances will not be affected thereby and the provisions of this Tenth Amendment and the other Loan Documents shall be severable in any such instance.

      (f) Governing Law. THIS TENTH AMENDMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY AGENT AND LENDERS IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. TO THE EXTENT PERMITTED BY APPLICABLE LAW

BORROWER HEREBY (a) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS TENTH AMENDMENT;
(b) IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (c) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (d) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST AGENT, LENDERS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS TENTH AMENDMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR AGENT'S OR LENDERS' RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AGENT'S OR LENDERS' RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      (g) Representation by Counsel. Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Tenth Amendment and the other Loan Documents; that it has read and fully understood the terms hereof; Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Tenth Amendment, and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Tenth Amendment.

      (h) Headings. The descriptive headings of the various provisions of this Tenth Amendment and the other Loan Documents are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. Section references in the Existing Loan Agreement shall be deemed to refer to the applicable Section set forth in this Amendment.

      (i) Counterparts. This Tenth Amendment and the other Loan Documents may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original; all the counterparts for each such Loan Document shall together constitute one and the same agreement.

      (j) Fax Execution. For purposes of negotiating and finalizing this Tenth Amendment (including any subsequent amendments thereto), any signed document transmitted by facsimile machine ("FAX") shall be treated in all manner and respects as an original document. The signature of any party by FAX shall be considered for these purposes as an original signature. Any such FAX document shall be considered to have the same binding legal effect as an original document, provided that an original of the faxed document was mailed by first class US Mail or personally delivered to the recipient, on the date of its transmission with proof of the Fax transmission. At the request of either party, any FAX document subject to this Tenth Amendment shall be re-executed by both parties in an original form. The undersigned parties hereby agree that neither shall raise the use of the FAX or the fact that any signature or document was transmitted or communicated through the use of a FAX as a defense to the formation of this Tenth Amendment.

      (k) No Third Party Beneficiaries. This Tenth Amendment is solely for the benefit of Agent, Lenders, Borrower and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon any other Person any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of Lenders to make the Loans hereunder are imposed solely and exclusively for the benefit of Lenders and their respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Persons shall under any circumstances be deemed to be a beneficiary of such conditions.

      (l) Domicile of Loans. Each Lender may make, maintain or transfer any of its Loans hereunder to, or for the account of, any branch office, subsidiary or affiliate of such Lender.

      (m) Modification. Borrower expressly agrees that for purposes of this Tenth Amendment and each and every other Loan Document: (i) this Tenth Amendment, the Agreement and each and every Loan Document shall be a "credit agreement" under the Illinois Credit Agreements Act, 815 ILCS 160/1 et. seq. (the "ACT"); (ii) the Act applies to this transaction including, but not limited to, the execution of this Tenth Amendment, the Existing Loan Agreement, as amended hereby, and each and every other Loan Document; and (iii) any action on or in any way related to this Tenth Amendment, the Existing Loan Agreement, as amended hereby, and each and every other Loan Document shall be governed by the Act.

      (n) Texas Language.

          (i) THIS WRITTEN AGREEMENT (TOGETHER WITH THE OTHER LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          (ii) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES
HERETO.

      (o) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY LAW, BORROWER, AGENT AND/OR LENDERS EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS TENTH AMENDMENT, THE EXISTING LOAN AGREEMENT, AS AMENDED HEREBY, OR THE OTHER AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDERS TO MAKE THE LOAN.

         The remainder of this page has been left intentionally blank.

         IN WITNESS WHEREOF, this Tenth Amendment to Loan Agreement has been duly executed and dated for reference purposes only as of August 11, 1999.


                                   BORROWER:

                                   FIRSTCITY FINANCIAL CORPORATION,
                                   a Delaware corporation


                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------


                                   LENDERS:

                                   BANK OF SCOTLAND


                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------


                                   NATIONSBANK, N.A.


                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------


                                   AGENT:

                                   BANK OF SCOTLAND



                                   By:
                                      ---------------------------------------
                                   Title:
                                         ------------------------------------

                                   EXHIBIT A

                                   EXHIBIT B